Operating segment	12 Months Ended
Dec. 31, 2023
Disclosure of operating segments [abstract]
Operating segment

6 Operating segment

The Group operates in two operating segments, “Natuzzi brand” and “Private label”. The Natuzzi brand segment includes net sales from the “Natuzzi ltalia”, “Natuzzi Editions” and “Divani&Divani by Natuzzi” product lines. Segment disclosure is rendered by aggregating the operating segments into one reporting segment, that is the design, manufacture and marketing of leather and fabric upholstered sofas, beds and home furnishings accessories. It offers a wide range of upholstered furniture for sale, manufactured in production facilities located in Italy and abroad (Romania, China and Brazil).

Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker.

The two operating segments have been aggregated into a single reporting segment as the two segments have similar characteristics, and are similar in each of the following respects: (a) the nature of the products; (b) the nature of the production processes; (c) the type of customer for their products; (d) the methods used to distribute their products.

Reference should be made to note 32 “Revenue” for details on revenue streams and disaggregation of revenue from contracts with customers by types of goods, geographical markets, geographical location of customers, distribution channels, brands and timing of revenue recognition, to note 31(C)(ii-a) "Trade receivables" for information about major customers, and to note 8 "Property, plant and equipment", note 9 "Right-of-use-assets", note 10 "Intangible assets and goodwill" for information about geographical areas of non-current assets.